LEASE AGREEMENT

This lease agreement is made and entered into this 5TH day of SEPTEMBER, 2003, at Naples, Florida, by and between DIVERSIFIED REAL ESTATE GROUP, INC., hereinafter called "Lessor", and SEREFEX CORPORATION, hereinafter called "Lessee".

                  ARTICLE I. DEMISE, DESCRIPTION, USE, AND TERM
                  ---------------------------------------------

Lessor hereby leases to Lessee and Lessee hereby leases from Lessor a portion of the commercial building located at 3427 EXCHANGE AVENUE, UNIT B, NAPLES, FL. 34104. The leased premises consist of 2,123 of rent earning space, which shall be measured from the outside walls of the structure to the center of any shared walls. The leased premises is to be used for OFFICES and in accordance with uses normally incident thereto and for no other purpose, for the term of 60 MONTHS, commencing on OCTOBER 1, 2003 and ending on SEPTEMBER 30, 2008 for the total of the minimum annual rental, applicable tax and additional rent for common area maintenance charges and all other sums specified in Article II.

                                ARTICLE II. RENT
                                ----------------

2.01 MINIMUM RENT: Lessee shall pay to Lessor at P.O. BOX 767 NAPLES, FLORIDA 34106, or at such other place as the Lessor shall designate from time to time in writing, as rent for the leased premises, the sum of $ 94,866.67 plus sales tax, payable without demand and without setoff or deduction, except as expressly provided herein, in equal monthly installments of $ 1459.58 plus sales tax and such additional rent, as provided herein, each installment paid in advance on the first day of each calendar month, commencing on OCTOBER 1, 2003 and continuing thereafter until said total shall be paid in full. On each annual anniversary date of this lease, the minimum annual rent shall increase by an amount equal to CPI or 4 %, which ever is higher, of the minimum annual rent for the immediately preceding year, and the monthly installments shall be adjusted accordingly.

2.02 ADDITIONAL RENT: Lessee agrees to pay as rent, without demand, setoff, or deduction, in addition to the minimum rental herein above provided, an amount equal to the Lessee's pro rata share ("Lessee's percentage") of expense paid by Lessor for common area maintenance, property insurance, liability insurance, real and personal property taxes and assessments, garbage collection fees, management fees, bank charges, and the expenses of any utility charges for servicing the common areas. "Common Area" means the parking areas, driveways, halls, stairs, entrances, landscape beds, and walks of the described property. The current annual amount for the above described expenses for the unit is $ 3,184.50 and the Lessee's share of these expenses is $ 1.50 per square foot or leased space which is based on the square footage of the Lessee's leased space divided by the total rentable square footage in the building. This amount shall be paid in advance monthly at the rate of $ 265.37 plus sales tax, commencing on OCTOBER 1, 2003. The annual amount for the above described expenses shall be adjusted based on the Lessor's actual expenditures for the preceding twelve months and estimates of future expenditures as required, in the Lessor's sole judgment, on January 1 of each calendar year. Thirty (30) days prior to any adjustment, the Lessee shall be notified in writing of any adjustment amount, and that adjusted monthly amount shall be due with the January 1 payment.

2.03 EFFECT OF DEFAULT IN RENT AND OTHER PAYMENTS: If Lessee defaults in the payment of any of the installments of rent hereunder, such installment shall bear interest at the rate of eighteen percent (18%) per annum from the day that it is due until actually paid. It is specifically provided that Lessee shall pay to Lessor a minimum fifty-dollar ($50.00) charge for any such late payment. In like manner, all other obligations, benefits, and moneys which may become due to Lessor from Lessee under the terms hereof, or which are paid by Lessor because of Lessee's default hereunder, shall bear interest at the rate of eighteen percent (18%) per annum from the due date until paid, or, in the case of the sums paid by Lessor because of Lessee's default hereunder, from the date of such payments are made by Lessor until the date Lessor is reimbursed by Lessee therefor.

2.04  SECURITY  DEPOSIT:  Lessee  has  this  day  deposited  with the Lessor the
additional  sum  of                  $  2,000.00,  receipt  of  which  is hereby
acknowledged by Lessor, as security for the full and faithful performance by Lessee of the aforementioned terms, conditions and covenants of this lease. Such deposit may be commingled by Lessor and shall not need be placed in trust by Lessor or held in a separate account by Lessor, nor shall any interest be paid by Lessor in respect thereof. If at any time during the term hereof Lessee shall be in default in the payment of rent herein reserved or any portion thereof, or of any other sums expressly required to be paid hereunder, Lessor may appropriate and apply any portion of the security deposit as may be necessary to the payment of the overdue rent or other sums expressly constituting rent hereunder. In such event, Lessee shall be required to reimburse Lessor for such amounts within ten (10) days of demand. The security deposit or any other balance thereof shall be returned without interest after the Lessee has vacated and left the premises in an acceptable condition, and surrendered all keys, following a personal inspection by Lessor. If Lessor determines that any loss, damage, or injury chargeable to the Lessee hereunder exceeds the security deposit, the Lessor, at his option, may retain the said sum as liquidated damages or may apply the sum against any actual loss, damage of injury and the balance thereof will be the responsibility of the Lessee. Lessor's determination of the amount, if any, to be returned to the Lessee shall be final. It is further understood and agreed that said security deposit is not to be considered as the last payment due under this lease.

2.05 PERSONAL PROPERTY TAXES: All property taxes assessed by any governmental body upon Lessee's personal property and Lessee's improvements shall be paid by Lessee and should these taxes be applied in any manner to the ad valorem real property taxes, Lessee, upon demand will pay such sum to Lessor shall pay them to the proper tax collector.

               ARTICLE III. INSURANCE AND HOLD HARMLESS AGREEMENT
               --------------------------------------------------

3.01 LESSOR OBLIGATION: Lessor agrees to and shall secure from a good and responsible company or companies doing business in the State of Florida, and maintain during the entire term of this lease, fire and extended coverage insurance in an amount not less than the full value of the commercial building, provided that insurance in the amount can be obtained, and, if not, the highest amount that can be obtained less than such amount.

3.02 LESSEE'S OBLIGATION: Lessee will, during the term of this lease indemnify the Lessor and hold it harmless against all claims, demands, judgments for loss, damage or injury to property or persons resulting or accruing by reason of the use and occupancy of the leased premises. Lessee agrees to and shall within twenty (20) days from the date hereof, secure from a good and responsible company or companies doing business in the State of Florida, and maintain during the entire term of the lease, the following additional coverage:

1) Public liability insurance in the minimum amount of $ 1,000,000 for injury to any one person, and $1,000,000 for injuries to persons in one accident, for loss from an accident resulting in bodily injury to or death of persons, and $ 1,000,000 for loss from an accident resulting in damage to or destruction of property.

2) Fire and extended coverage insurance on Lessee's improvements, fixtures, goods, wares, and merchandise in or on the leased premises, with coverage in an amount equal to the value of such property.

3.03 ADDITIONAL INSUREDS: Lessee agrees that the Lessor shall be named as an additional insured on the aforementioned policies of insurance.

3.04 PROOF OF COVERAGE: On securing the foregoing coverage's, the parties shall give the other written notice thereof together with a certified copy of the appropriate policies.

3.05 FAILURE TO SECURE: If either party at any time during the term hereof should fail to secure or maintain the foregoing insurance, the other party shall be permitted to obtain such insurance in the defaulting party's name or as the agent of the defaulting party for the cost of the insurance premiums.

3.06 PROCEEDS: Proceeds from any such policy or policies shall be payable to the primary insured party for such policy or policies, who shall use such proceeds to make repairs as provided below.

3.07 TOTAL DESTRUCTION: If the building on the leased premises should be totally destroyed by fire, flood or other casualty, or if it should be so damaged that rebuilding or repairs cannot be reasonably completed within 180 working days from the date of the written notification by Lessee to Lessor of the occurrence of the damage, this lease shall terminate and rent shall be abated for the unexpired portion of this lease, effective as of the date of said written notification.

3.08 PARTIAL DAMAGE: If the building or other improvements on the leased property should be damaged by fire, flood, or other casualty, but not to such an extent that rebuilding or repairs cannot be reasonably completed within 180 working days from the date of the written notification by Lessee to Lessor of the occurrence of the damage, this lease shall not terminate, but Lessor shall, if the casualty has occurred prior to the final twelve (12) months of the lease term, at its sole cost and risk proceed forthwith to rebuild or repair such building and other improvements to substantially the same condition in which they existed prior to such damage. If the casualty occurs during the final twelve (12) months of the lease term, Lessor shall not be required to rebuild or repair such damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably. In the event that Lessor shall fail to complete such rebuilding or repairs within 180 working days from the date of the written notification by Lessee to Lessor of the occurrence of the damage, Lessee may at its option terminate the lease by written notification at such time to Lessor, whereon all rights and obligations hereunder shall cease.

                              ARTICLE IV. UTILITIES
                              ---------------------

Lessee shall during the term hereof pay all charges (including deposits to secure services) for telephone, water, sewer, gas, electricity and all other utilities used in or on the leased premises before they shall become delinquent and shall hold Lessor harmless from any liability therefore. Lessee acknowledges the existing electric meter services the adjoining Unit A. Lessee agrees to reimburse Lessor for the electric used in its unit. Lessor shall estimate and bill Lessee on a monthly basis.

                          ARTICLE V. WASTE AND NUISANCE
                          -----------------------------

Lessee shall not commit, or suffer to be committed, any waste on the leased premises, nor shall it maintain, commit or permit the maintenance of commission of any nuisance on the leased premises for any unlawful purpose Lessee agrees to comply with all local, state, and federal laws, rules, regulations, and requirements applicable to the premises.

                               ARTICLE VI. REPAIRS
                               -------------------

6.01 LESSEE'S OBLIGATIONS: The interior of the premises is the Lessee's sole responsibility. Lessee agrees to keep the leased premises in good order and repair, reasonable wear and tear, damage by accident, fire or other casualty not resulting from Lessee's negligence excepted. Lessee agrees to keep the leased premises clean and to repair or replace everything within the premises, including but not limited to, wall surfaces, floors, ceilings, plumbing, electrical, doors, windows, stairways, railings, or other portions of the leased premises.

6.02 LESSOR'S OBLIGATIONS: Lessor agrees to maintain the exterior of the building of the leased property including the roof, exterior walls, and all structural elements, in good and substantial repair. Lessor shall not be required to make any repair to the roof or any other part of the premises until notice of the need for such repair is given to Lessor by Lessee, and further provided that the Lessor shall not be liable for or be required to make any repairs or perform any maintenance to or upon the premises which are required by, related to, or which arise out of the negligence, misfeasance, malfeasance, or fault of Lessee, its employees, agents, invitees, licensees, contractors or customers in which event Lessee shall be solely responsible therefor. Lessor shall not be responsible for any damage caused by a roof leak or any other leakage to the interior of the premises or merchandise.
Lessee assumes all risk of any damages to Lessee's property that may occur by reason of water or the bursting or leaking of any pipes or waste water about said premises, or from any act or negligence or breach of any covenant by occupants of the building, or any other person, or fire or hurricane, or by any other act of God, or from any cause whatsoever. The Lessor shall not be liable for any water damage whatsoever.

           ARTICLE VII. ALTERATIONS, IMPROVEMENTS, FIXTURES AND SIGNS
           ----------------------------------------------------------

7.01 ALTERATIONS, MECHANICS LIENS: Lessee shall with Lessor's prior written consent, have the right to improve, add to, or alter the leased premises and to install fixtures thereon; provided, however, that it shall not remove any such improvements, additions, alterations, or fixtures without the prior written consent of Lessor, and provided further, that on expiration or sooner termination of this lease, all improvements, including fixtures and any addition, alteration, or repair to the premises placed on or made to the premises by Lessee during the term hereof, shall revert to and become the absolute property of Lessor, free and clear of any and all claims against them by Lessee or any third person, and Lessee hereby agrees to hold harmless from any claims that made be made against such improvements by any third persons. Lessee shall keep the premises and the building free from any liens arising out of any work performed, material furnished, or obligations incurred by Lessee. Lessee agrees that if Lessee shall make any alterations of the premises, Lessee will not take such action until five (5) days after receipt by Lessee of the written consent of Lessor required by this section, in order that Lessor may post appropriate notices to avoid any possible liability with respect to mechanic's liens or other such claims. Lessee shall at all times permit such notices to be posted and to remain posted until the completion and acceptance of such work.

7.02 SIGNS: Lessee shall not be permitted to paint, display or erect signs of any type on the exterior of the leased premises, including interior window painting or displays which are visible from the exterior, without the express written consent of Lessor and Lessor may remove any such sign at Lessor's discretion. Further, Lessor may place such uniform exterior signs as Lessor deems appropriate and Lessee shall be required to reimburse Lessor for the placement of any such sign on the exterior of the premises.

                           ARTICLE VIII. SUBORDINATION
                           ---------------------------

Lessee agrees that this lease shall be subordinate to any mortgage or mortgages or the lien resulting therefrom or from any other method of financing or refinancing, now or hereunder in force against the land and/or buildings of which the leased premises are a part, and to all advances made or hereafter to be made upon the security thereof. This shall be self-operative and no further instrument of subordination shall be necessary to evidence such subordination. However, the Lessee, upon the request of any party in interest, shall execute promptly such instrument or certificates to carry out the intent hereof as shall be required by the Lessor. If ten (10) days after the date of a written request by Lessor to execute such instruments, Lessee shall not have executed the same, the Lessor may at his option, cancel this Lease without incurring any liability on account thereof and term hereof shall end because of a default on the part of the Lessee.

Lessee agrees that this Lease Agreement shall be and is subordinate to any submission by Lessor or by his heirs, successors or assigns (collectively referred to herein as "Lessor") of the leased premises to the condominium form of ownership under Chapter 718 of the Florida Statutes. This subordination shall be necessary to evidence such subordination. However, the Lessee, upon the request of the Lessor shall execute promptly any such instrument or certification to carry out the intent hereof and shall as required by Lessor. If ten (10) days after the date of a written request by Lessor to execute such instrument or certification, Lessee shall not have executed the same and delivered the requested instruments (witnessed and acknowledged as requested), then the Lessor may at his option, cancel this lease without incurring any liability or account thereof and the term hereof shall end because of a default on the part of the Lessee. The Lessor shall also have the right to specifically enforce this provision or obtain any other remedies provided under this lease if Lessor, in his sole discretion, so determines.

                            ARTICLE IX. CONDEMNATION
                            ------------------------

In the event the entire demised premises shall be taken by condemnation or right of eminent domain, this lease shall terminate as of the day of possession shall be taken by the taking authority, and Lessor and Lessee shall be released from any further liability hereunder thereafter occurring. In the event only a portion of the demised premises shall be taken by condemnation or right of eminent domain and such portion so taken renders the balance unsuitable for the purpose of this lease, either the Lessor or Lessee shall be entitled to terminate this Lease within thirty (30) days' notice in writing of such termination is given. If, in such case, the lease is not terminated, the Lessor agrees to restore the premises with reasonable speed to an architectural unit as nearly like its condition prior to such taking as shall be practical, and if during the work or restoration Lessee is deprived of all or part of the use of the demised premises, an appropriate reduction of rent, depending upon the time during which and the portion of said premises of which Lessee is deprived, shall be granted. The Lessee shall not be entitled to share any awards paid by the condemning authority.

                        ARTICLE X. DEFAULTS AND REMEDIES
                        --------------------------------

10.01  DEFAULT  BY  LESSEE:

1. Lessee shall be in immediate default of this lease if any person other than Lessee shall secure possession of the premises, or any part thereof, by reason of any receivership, bankruptcy proceedings, or other operation of law in any manner whatsoever.

2. Lessee shall be in default under this lease if Lessee allows the rent due under this lease (including minimum rent and additional rent) and any other monies due under this lease to be in arrears more than three (3) days after the date of written notice of such delinquency from Lessor.

3. Except for defaults other than the non-payment of rent (including minimum rent and additional rent) and the non-payment of any other monies due under the lease which such non-payment is addressed in number 2 above, Lessee shall be in default under this lease if Lessee remains in default of any provision in this lease for a period of ten (10) days from the date of a written notice from Lessor notifying Lessee of such default.

LESSOR'S DEFAULT REMEDIES:  If Lessee is in default under the lease and fails to
--------------------------
cure  the  default  as  provided  above,  then  Lessor  may  do  the  following:

1. Accelerate the remaining amounts of rent (including minimum rent and additional rent) due under the lease. If the Lessor chooses this option, then the full amount of rent (including minimum rent and additional rent) due under the lease for the duration of the lease will be due in full immediately;

2. Continue to hold Lessee liable for all rent (including minimum rent and additional rent) and any other monies due under the lease without taking possession of the premises, in which event, Lessor may sue Lessee as rent (including minimum rent and additional rent) and any other monies become due under the lease without waiving any right to sue for future rent (including minimum rent and additional rent) and any other future monies which become due under the lease;

3. Retake possession of the premises and cancel and terminate the lease as well as any right, title, possession and interest of Lessee and sue Lessee for all damages which are due from Lessee at the time Lessor retakes possession, including without limitation any damages caused to the premises, all monies owed for rent (including minimum rent and additional rent) and for any other monies due under the lease;

4. Retake possession of the premises and continue to hold Lessee liable for the rent (including minimum rent and additional rent) and other monies due under the lease as the rent (including minimum rent and additional rent) and other monies due under the lease become due. If the Lessor chooses this option, Lessor will make a good faith attempt to relet the premises. Lessee will remain liable for the duration of the lease for the difference between the rental (including minimum rent and additional rent) and other monies stipulated to be paid under the lease and the amount in good faith Lessor is able to recover from reletting. Lessor may sue Lessee at any time during the duration of the Lease for rent (including minimum rent and additional rent) and other monies due under the lease without waiving any right to sue for future rent (including minimum rent and additional rent) and any other future monies under the lease; Lessor is entitled to recover his attorney's fees and costs in any action against the Lessee regarding the Lessee's default under this lease. It is expressly agreed that in the event of default by Lessee hereunder, Lessor shall have a lien upon all goods, chattels, of personal property of any description belonging to Lessee which are replaced in, or become a part of, the leased premises, as security for rent due and to become due for the remainder of the current lease term, which lien shall not be in lieu of or in any way affect any statutory Lessor's lien given by law, but shall be cumulative thereto; and Lessee hereby grants to Lessor a security interest in all such property placed in said leased premises for such purposes. This shall not prevent the sale by Lessee of any merchandise in the ordinary course of business free of such lien to Lessor. In the event Lessor exercises the option to terminate the leasehold, and to reenter and relet the premises as provided in the preceding paragraph, then Lessor may take possession of all of Lessee's property on the premises and sell the same at public or private sale is to be made, for cash of on credit, or for such prices and terms as Lessor deems best, with or without having the property present at sale. The proceeds of such sale shall be applied first to the necessary and proper expense of removing, storing and selling such property, then to the payment of any rent due or to become due under this lease, with the balance, if any, to be paid to Lessee.

10.02 DEFAULT BY LESSOR: If Lessor defaults in the performance of any term, covenant, or condition required to be performed by him under this lease, after written notice to Lessor by Lessee, unless Lessor shall have cured or commenced to cure such default prior to expiration of a period of thirty (30) days following such notice, Lessee may remedy such default by any necessary action, and in connection with such remedy may pay expenses; all reasonable sums expended or obligations incurred by Lessee in connection therewith shall be paid by Lessor to Lessee on demand, and on failure of such reimbursement, Lessee may, in addition to any other right or remedy that Lessee may have, deduct the costs and expenses thereof from rent subsequently becoming due hereunder.

                        ARTICLE XI. INSPECTION BY LESSOR
                        --------------------------------

Lessee shall permit Lessor and his agents to enter into and upon the leased premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining or making repairs or alterations to the building.

                      ARTICLE XII. ASSIGNMENT AND SUBLEASE
                      ------------------------------------

12.01 ASSIGNMENT AND SUBLETTING BY LESSEE: Lessee has the right to sublease to Bizcomm Technologies and/or additional parties during the term of this lease without the prior written consent or approval of Lessor.

12.02 ASSIGNMENT BY LESSOR: Lessor is expressly given the right to assign any or all of its interest under the terms of this lease.

                        ARTICLE XIII. HAZARDOUS MATERIALS
                        ---------------------------------

Lessee will not store, use, or dispose of any hazardous materials on the premises. Hazardous materials include, but are not limited to, flammables, petroleum, petroleum products, explosives, asbestos, polychlorinated biphenyl's
(PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, radioactive or toxic matter, and any substance declared hazardous or toxic by any law or regulation by any governmental authority. Lessee will comply, at its sole cost, with all laws, rules, and regulations relating to storage, use and disposal of hazardous materials. Lessee will be solely responsible for all claims, costs, and liabilities, including attorney fees and costs, arising out of or in connection with:

1)   storage,  use,  or  disposal  of  any  hazardous  materials;

2) the removal, cleanup, and restoration work and materials required to return the premises and any other property to the condition existing before Lessee's toxic materials were presents;

3) Failure by Lessee to provide all required information, to make all required submissions, and to take all actions required by all governmental authorities under environmental or other laws and regulations; and further, will defend indemnify and hold harmless Lessor, its agents and employees, from and against any and all claims arising therefrom. Lessee's obligations under this clause will not end with the expiration or termination of this lease.

                           ARTICLE XIV. MISCELLANEOUS
                           --------------------------

14.01 NOTICES AND ADDRESSES: All notices provided to be given under this agreement shall be given by certified mail, return receipt requested, or registered mail addresses to the proper party, at the following address, or such other addresses as may be provided to either party from time to time with proper written notice:

     Lessor:   DIVERSIFIED  REAL  ESTATE  GROUP,  INC.
               PO  BOX  767,  NAPLES,  FL.  34106

     Lessee:   SEREFEX  CORPORATION
               3427  EXCHANGE  AVENUE,  UNIT  B,  NAPLES,  FL.  34104

14.02 PARTIES BOND: This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns when permitted by this agreement.

14.03 APPLICABLE LAW: This agreement shall be construed under, and in accordance with, the laws of the State of Florida.

14.04 LEGAL CONSTRUCTION: In case any one or more of the provisions contained in this lease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability, shall not effect any other provision thereof and this lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

14.05 SOLE AGREEMENT OF THE PARTIES: This lease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter within it.

14.06 AMENDMENT: No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof, and duly executed by the parties hereto.

14.07 RIGHTS AND REMEDIES: THE rights and remedies provided by this lease are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statue, ordinance or otherwise. Neither the exercise of nor failure to exercise any right, option, or privilege under this lease by Lessor shall exclude Lessor from exercising any and all other rights, options, or privileges under this lease, nor shall such exercise or nonexercise relieve Lessee from Lessee's obligation to perform each and every covenant and condition to be performed by Lessee under this lease, or from damages or other remedy for failure to perform or meet the obligations of this lease.

14.08 WAIVER: The waiver by Lessor of any breach of any term, covenant, or condition contained in this lease shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of such term, covenant, or condition, or of any other term, covenant, or condition of this lease. The acceptance of rent under this lease by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this lease other than the Lessee's breach in failing to pay the particular rent so accepted regardless of Lessor's knowledge of such additional preceding breach at the time of the acceptance of such rent.

14.09 ATTORNEY'S FEES: If either Lessor or Lessee shall obtain legal counsel or bring an action against the other by reason of the breach of any covenants, warranty, or condition of this lease or otherwise arising out of the lease, the unsuccessful party shall pay to the prevailing party reasonable attorney's fees, which shall be payable whether or not such action is prosecuted to judgment. The term "prevailing party" shall include, without limitations, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default, and obtains substantially the relief sought whether by compromise, settlement, or judgment.

14.10 ESTOPPEL CERTIFICATE: Lessee shall at any time and from time to time, upon not less than seven (7) days prior written request by Lessor, execute, acknowledge, and deliver to such party a statement in writing certifying that this lease is unmodified and in full force and effect, or if there has been any modification of this lease, that it is in full force and effect as modified and stating the modification or modifications, and that there are no defaults existing, or if there is any claimed default, stating its nature and extent, and stating the date to which rent and other charges have been paid in advance. It is expressly understood and agreed that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the estate of Lessor, or any lender of prospective assignee of any lender on the security of the premises of the property of which it is a part or any part of it, and by any third person.

14.11 RADON GAS: Radon is a naturally occurring radioactive gas that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county public health unit. This notice is given pursuant to 404.058(8) Florida Statutes.

14.12 HOLDING OVER: Any holding over after the expiration of the term of this lease without prior written consent of Lessor shall be construed to be a tenancy at sufferance from month to month at a rent equal to twice the rent payable if this lease were still in force and effect.

14.13 TRANSFER BY LESSOR: Release from Liability: In the event Lessor shall sell or transfer the building or any part of it and as a part of such transaction shall assign its interest as Lessor in and to this lease, then from the effective date of such sale, assignment, or transfer, Lessor shall have no further liability under this lease to Lessee except as to any matters of liability that have accrued and are unsatisfied as of such date of assignment, it being intended that the covenants and obligations contained in this lease on the part of Lessor shall be binding upon Lessor and its successors and assigns only during their respective periods of ownership of the fee or leasehold estate, as the case may be.

14.14 NOTICE OF SURRENDER OR TERMINATION: At least 120 days before the last day of the term, Lessee shall be given to Lessor a written notice of intention to surrender the premises on the date, but nothing contained in this lease shall be construed as an extension on the term or as consent of Lessor to any holding over by Lessee.

14.15 TIME IS OF THE ESSENCE: Time is of the essence in this lease and each and all of its provisions.

14.16  NAME  OF  BUILDING:  Lessee  shall  not use the name of the building, THE
                                                                             ---
EXCHANGE  AVENUE  BUILDING,  for  any  purpose  other than as the address of the
--------------------------
business conducted by Lessee in the premises without the written consent of Lessor.

14.17 NEGATION OF PARTNERSHIP: Lessor shall not become or be deemed a partner or a joint ventured with Lessee by reason of the provisions of this lease.

14.18 PROVISIONS ARE COVENANTS AND CONDITIONS: All provisions, whether stated as covenants or conditions, on the part of Lessee shall be deemed to be both covenants and conditions.

14.19 EXECUTION: Submissions of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee.

14.20 SURRENDER OF LEASE: The voluntary or other surrender of this lease by Lessee, accepted by Lessor, or the mutual cancellation of this lease, shall not work a merger and shall, at the option of Lessor, terminate all or any existing sublease or subtenancies or operate as an assignment to Lessor of any or all of such subleases or subtenancies.

14.21 INSOLVENCY: The occurrence of any of the following events shall constitute a breach of this lease by Lessee and a default under this agreement: 1) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or 2) a general assignment by Lessee for the benefit of creditors', or 3) any action taken or suffered by Lessee under any insolvency or bankruptcy act.

14.22 CERTIFICATION: Lessee certifies that Lessee has carefully read and understood every word in this lease and by signing this lease agrees to faithfully comply with its provisions.

14.23 Lessor shall be permitted access to the premises at reasonable times to show it to prospective buyers of the property owned by Lessor and to show it to prospective tenants if Lessee is not to remain after expiration of the term hereof. During the last three (3) months of the term hereof Lessor may place "For Rent" signs on the premises if Lessee is not to remain after expiration of the term hereof.

14.24 Lessee convents to indemnify and save harmless the Lessor from and against and to assume the risk of any and all claims, suits, actions, damages and/or causes of action arising during the term of this lease as a result of any work or alterations performed by Lessee or for any personal injury, loss of life and/or damage to property sustained in or about the leased premises, by reason of or as a result of the Lessee 's occupancy thereof, and from and against all costs, counsel fees, expenses and liabilities, Lessee shall be given notice in writing that the same are about to be incurred and shall have the option itself to make necessary investigation and employ counsel of Lessee's own selection but satisfactory to the Lessor, for the necessary defense of any claims.

14.25 RENEWAL OPTION: Provided Lessee has not been in default at any time under the Lease, and provided that all other conditions and terms of this Lease have been properly and fully complied with by the Lessee, then Lessee shall have One
(1) successive option to renew this Lease for an additional term of Sixty (60) months. In the event Lessee elects to extend the lease for the option period of Sixty (60) months, the base rent, common area charges, and real estate tax payment shall be the same as the terms of this original lease. Any renewal option period shall be automatically in full force and effect for each renewal period unless Lessee shall provide Lessor with a written notice at least six (6) months prior to the expiration date of the lease or renewal option period that it does not intent to exercise its right to renew this lease. It is further understood and agreed that if such written notice not to renew, as provided herein, is not given by Tenant and received by Lessor at least six (6) months prior to the expiration of the term of this lease or the renewal period, said lease shall automatically be renewed for an additional period of Sixty (60) months.

14.26 FIRST RIGHT OF REFUSAL: Lessor grants a first right of refusal on the sale of the property. Serefex Corporation shall have 3 business days to respond upon notice.

14.26 IMPROVEMENTS: Lessor to build out tenant improvements consisting of 2 offices and a conference room as shown in Exhibit A. Lessor shall remove wood paneling from interior walls as specified by Lessee. Lessee shall finish upper half of walls with magnetic paint. Lessor to provide for finished wall painting. Lessor to provide approximately 1,300 sq.ft. of tile floor.


IN WITNESS WHEREOF, the undersigned Lessor and Lessee hereto execute this agreement as of the day and year first above written.


Signed and Acknowledged in the presence of:
                                            LESSOR:

____________________________
By:                                         DIVERSIFIED REAL ESTATE GROUP, INC.
    ________________________

____________________________                /S/  Carl M. Fernstrom
                                            ----------------------
By: ________________________                By:  Carl M. Fernstrom
                                            Its: President





                                            LESSEE:

____________________________
By:                                         SEREFEX CORPORATION
    ________________________

____________________________                /S/  Brian Dunn
                                            ---------------
By: ________________________                By:  Brian Dunn
                                            Its: President